Scudder
Emerging Markets
Income Fund

Annual Report
October 31, 1998

Pure No-Load(TM) Funds

For investors seeking high current income and, secondarily, long-term capital appreciation through investment primarily in high-yielding debt securities issued in emerging markets.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                      Scudder Emerging Markets Income Fund

--------------------------------------------------------------------------------
Date of Inception: 12/31/93  Total Net Assets as of       Ticker Symbol:  SCEMX
                            10/31/98: $213.7 million
--------------------------------------------------------------------------------

o Economic crises in Asia, Russia, and South America buffeted emerging market bonds during Scudder Emerging Market Income Fund's most recent fiscal year ended October 31, 1998. During the period, the difference or "spread" between emerging market bond yields and Treasury yields widened to the largest margin since the 1994 Mexican crisis. In late September and October, the markets regained some ground as a stabilization package for Brazil was announced.

o Scudder Emerging Markets Income Fund's return for the 12-month period ended October 31, 1998, was -27.60%. As of October 31, the Fund's 30-day net annualized yield was 13.06%.


                                Table of Contents

   3  Letter from the Fund's Chairman    17  Financial Highlights
   4  Performance Update                 18  Notes to Financial Statements
   5  Portfolio Summary                  23  Report of Independent Accountants
   6  Portfolio Management Discussion    24  Tax Information
  10  Glossary of Investment Terms       24  Officers and Directors
  11  Investment Portfolio               25  Investment Products and Services
  14  Financial Statements               26  Scudder Solutions


                    2 - Scudder Emerging Markets Income Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     Clearly, the most recent 12-month period has been difficult for investors in emerging market bonds. Assaults on Asian currencies, Russia's ruble devaluation and short-term debt restructuring, and Brazil's hesitancy to enact fiscal and political reforms raised emerging market bond yields to levels not seen since the 1994 Mexican crisis. Scudder Emerging Markets Income Fund's return of -27.60% over its most recent fiscal year ended October 31, 1998, reflects the recent downturn.

     As stated in the Portfolio Management Discussion that begins on page 6, the risk level of emerging market bonds has increased, at least in the near term, but the basis of investing in emerging market bonds is still in place: Over the long term, emerging market investors should benefit from what we believe will be the gradually improving creditworthiness of major emerging markets. We are hopeful that recent actions by the Federal Reserve and other central banks to boost global liquidity, as well as the higher yields and attractive prospects of select emerging market countries, will enhance the near-term performance of emerging market bonds.

For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, investing in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which invests in stocks of small U.S. companies. Using a combination of quantitative and fundamental research, the funds will focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate. Please see page 25 for more information on Scudder products and services.

     As always, please call a Scudder Investor Information representative at 1-800-225-2470 or visit our Web site at www.scudder.com, if you have questions about your Fund. Thank you for choosing Scudder Emerging Markets Income Fund to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Emerging Markets Income Fund


                    3 - Scudder Emerging Markets Income Fund

                    Performance Update as of October 31, 1998

----------------------
Fund Index Comparisons
----------------------
                           Total Return
---------------------------------------------------
Period Ended   Growth of               Average
10/31/98       $10,000     Cumulative  Annual
---------------------------------------------------
Scudder Emerging Markets Income Fund
---------------------------------------------------
1 Year         $   7,240       -27.60%     -27.60%
3 Year         $  11,368        13.68%       4.37%
Life of Fund*  $  11,345        13.45%       2.65%
---------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Plus**
---------------------------------------------------
1 Year         $   8,989       -10.11%     -10.11%
3 Year         $  14,394        43.94%      12.90%
Life of Fund*  $  13,424        34.24%       6.28%
---------------------------------------------------
J.P. Morgan Composite Emerging Markets
Bond/Latin Eurobond Index
---------------------------------------------------
1 Year         $   9,460        -5.40%      -5.40%
3 Year         $  14,606        46.06%      13.45%
Life of Fund*  $  13,817        38.17%       6.91%
---------------------------------------------------
* The Fund commenced operations on December 31, 1993.


------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

                                                                         J.P. Morgan Composite
                 J.P. Morgan Emerging Markets   Scudder Emerging         Emerging Markets Bond/
                 Bond Index Plus**              Markets Income Fund      Latin Eurobond Index***

          12/93*             10000                    10000                       10000
           4/94               7734                     8962                        8314
          10/94               8678                     9646                        8771
           4/95               7981                     8858                        8149
          10/95               9326                     9980                        9460
           4/96              11269                    12131                       11351
          10/96              13475                    13951                       12923
           4/97              14856                    15567                       14408
          10/97              14933                    15672                       14605
           4/98              17064                    17773                       16660
          10/98              13424                    11345                       13817

**The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external-currency-denominated Brady bonds, loans, Eurobonds, and local market instruments.
***The unmanaged J.P. Morgan Composite Emerging Markets Bond/Latin Eurobond
  Index (EMBI/LEI) tracks the performance of U.S. dollar-denominated sovereign restructured bonds (mostly Brady bonds) and Latin-issued Eurobonds. The composite includes debt issues from five countries in Latin America, plus Bulgaria, Nigeria, the Philippines and Poland.
  As of January 1, 1998, the Fund has adopted the EMBI+ for its primary securities market index over the J.P. Morgan Composite Emerging Markets Bond/Latin Eurobond Index, as the EMBI+ better represents the securities in which the Fund typically invests.
  Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.


---------------------------------
Returns and Per Share Information
---------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                1994*     1995       1996      1997      1998
-------------------------------------------------------------------------------
Net Asset Value               $ 11.05   $ 10.26   $ 12.98    $ 12.22   $  7.04
-------------------------------------------------------------------------------
Income Dividends              $   .51   $  1.11   $  1.19    $  1.10   $  1.01
-------------------------------------------------------------------------------
Capital Gains Distributions   $    --   $    --   $    --    $  1.18   $  1.50
-------------------------------------------------------------------------------
Fund Total Return (%)           -3.54      3.46     39.78      12.34    -27.60
-------------------------------------------------------------------------------
Index Total Return (%)**       -13.22      7.46     44.49      10.82    -10.11
-------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the three year and life of Fund periods would have been lower.


                    4 - Scudder Emerging Markets Income Fund

                    Portfolio Summary as of October 31, 1998

---------------
Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Debt Obligations           94%
      Cash Equivalents            6%
  -----------------------------------
                                100%
  -----------------------------------

  The Fund is largely invested in the income markets of emerging economies, with a modest 6% cash position.


------------------------------
Geographical
(Excludes 6% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Brazil                     25%
      Mexico                     25%
      Bulgaria                   12%
      Argentina                   9%
      Morocco                     8%
      Korea                       5%
      Peru                        4%
      Ecuador                     4%
      Russia                      3%
      Other                       5%
  -----------------------------------
                                100%
  -----------------------------------

  In light of significant market volatility during the period, we are focusing on countries with sound fiscal policy and limited refinancing needs, including Bulgaria and Peru.


------------------------------
Currency Exposure
(Excludes 6% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      United States              97%
      Mexico                      2%
      Germany                     1%
  -----------------------------------
                                100%
  -----------------------------------

  The Fund invests primarily in dollar-denominated sovereign issues.


------------------------------
Average Life
(Excludes 6% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      0 - 3 years                 3%
      3 - 5 years                15%
      5 - 10 years               35%
      10+ years                  47%
  -----------------------------------
                                100%
  -----------------------------------

  Fund assets are invested in instruments with a range of maturities.

For more complete details about the Fund's Investment Portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                    5 - Scudder Emerging Markets Income Fund

                         Portfolio Management Discussion

For a discussion of Scudder Emerging Markets Income Fund's performance and strategy over the Fund's most recent annual period, we present an interview with Lead Portfolio Manager Susan E. Dahl and Portfolio Manager M. Isabel Saltzman.

Q: What were the returns for Scudder Emerging Markets Income Fund and its comparative index over the Fund's most recent fiscal year?

A: The Fund's return over the 12 months was -27.60%, compared with the J.P. Morgan Emerging Markets Bond Index Plus' return of -10.11% over the same period. This wide differential traces to the Fund's holdings of U.S. dollar-denominated Russian bonds whose performance is discussed later in this report.

Q: Obviously, the past 12 months were difficult ones for emerging market investments. Can you explain some of the key events leading up to and including the market break that occurred in August and September?

A: Problems in the emerging markets began with the devaluation of the Thai baht in July of 1997. The so-called "Asian contagion" -- where pressure was exerted on Asian countries with significant current account deficits and overvalued currencies to devalue their currencies -- eventually spread to several other Asian countries, including the Philippines, Singapore, South Korea, and Indonesia. The International Monetary Fund (IMF) intervened in several of these countries, promising to buttress currency reserves but demanding stringent fiscal reforms. With the exception of Indonesia, most Asian currencies eventually settled into a lower trading range. Currency concerns then shifted for a time to the Hong Kong dollar peg. But although interest rate spreads between emerging market and U.S. Treasury bonds widened during this period, they showed signs of stabilizing as South Korea and Thailand managed to post current account surpluses while their currencies strengthened. Then, in May, attention began to focus on the difficulties in Russia.

Q: Please outline the issues concerning Russia.

A: The source of the turmoil in Russia was the country's short-term domestic debt: Investors became concerned over what portion of their substantial debt Russian officials would be able to refinance when it came due. A large percentage of the Russian GKO (short-term domestic debt) market was owned by investors outside Russia. Most of the growth the country had been able to sustain was due to inflows of foreign capital. As confidence in the Russian government's ability to enact economic reforms came into question, foreign investors began to sell their Russian assets.

Concern then grew over Russia's loss of international reserves. Negotiations with the IMF produced a stabilization package of $23 billion, with the typical fiscal stipulations by the IMF. The Russian government failed to fulfill all of these stipulations, which has made the IMF reluctant to disperse the second tranche of aid to the Russian government. The two major blows to emerging market bonds came on August 17th when the Russian government decided to restructure ruble-denominated debt and to set a new floating exchange rate that allowed Russia's currency to trade freely. These moves by Russia initiated waves of selling by emerging market investors, causing the yield spread between emerging market bonds and Treasuries to widen substantially (the spread eventually

                    6 - Scudder Emerging Markets Income Fund reached almost 18 percentage points, the widest margin since the Mexican crisis in 1994). Meanwhile, major international banks and investment community members that had huge stakes in the Russian GKO market attempted to renegotiate with Russia to obtain more favorable terms from the restructuring. These negotiations are ongoing.

Q: Was the Fund invested in any of Russia's short-term domestic debt?

A: No. The Fund was not invested in any instrument which was part of the debt restructuring announced on August 17th. The Fund had not participated in these markets due to concern that the fiscal situation in Russia was difficult and these instruments were therefore vulnerable. The Fund did, however, own Russian "principal loans," longer-term securities that are obligations of the former Soviet Union and denominated in U.S. dollars. By the close of the Fund's fiscal year we had sold most of our Russian position, sustaining some losses.

Q: Why did the Russian devaluation take so much of the investment community by surprise?

A: The devaluation came as a surprise to investors because the Russian problem was not due to a current account/trade deficit, the usual driver of currency devaluations. The issue is austerity: The Russian government has been spending more money than it is taking in. Tax collection has been inadequate and getting worse. Devaluing the country's currency is not an effective solution to the sorts of problems that Russia has had. The Russians didn't need to start exporting more, so they didn't need the currency to become more competitive. And when you devalue your currency it sparks inflation. The only plausible explanation for the devaluation is that it makes Russia's outstanding debt that much less expensive.

Q: Why did problems in Russia have such a dramatic effect on emerging market bond prices?

A: When short-term Russian securities defaulted and the ruble was devalued, many of the large hedge funds that had invested in Russian GKOs received margin calls. The need to meet margin calls sparked further selling, until what you had was the unwinding of much of the leverage in the emerging market universe. This selling was indiscriminate across the entire emerging market bond spectrum. We now believe the majority of this leveraging is out of the system.

Q: What was the effect of the Russian devaluation on other emerging markets?

A: In the aftermath, investors started to ask what other countries have problems similar to Russia's. In Latin America, the obvious answer is Brazil and Venezuela. Venezuela was affected first, because with falling oil prices, its ability to meet fiscal requirements came into question.

Then the major focus came to Brazil, with short-term debt the issue. Debt to GDP ratios in Brazil are fairly high, 7-8%. During late summer, daily capital flight of $500 million to $1 billion nearly halved Brazil's currency reserves. And it was difficult for President Cardoso to pass needed reforms during a presidential election. Following Cardoso's recent re-election, the IMF, the G-7, and the World Bank offered a $42 billion stabilization package contingent on passage of

                    7 - Scudder Emerging Markets Income Fund a new round of taxes, expenditure cuts, and fiscal reforms. The market is now awaiting the results of Brazilian Congressional action. We believe these reforms need to be approved as soon as possible.

Q: In light of these significant events, where have you increased portfolio allocations and where have you decreased them?

A: We are currently focusing on countries with what we see as sound fiscal policy and limited refinancing needs. Countries such as Bulgaria, which has satisfied its financing requirements through the year 2000, seem very attractive. There is currently little or no risk of capital flight from Bulgaria by holders of the country's short-term debt. The country has performed well and we increased our allocation there to 11% of Fund holdings by the close of the period. Likewise, we have recently made significant purchases in Peru, which has almost no short-term debt.

In addition, the Fund is slightly overweight in Mexico, which is more of a defensive credit. In Brazil, we remain somewhat underweight, waiting to see whether reforms are pushed through. If they are, we believe Brazilian bonds should stage a strong rally.

Q: What is your outlook for emerging market bonds going forward?

A: Through the end of this year, emerging markets bond markets will probably trade within a range. As volatility diminishes, emerging market performance should improve. Recent moves by European central banks to cut interest rates and restore global liquidity have been encouraging.


                    8 - Scudder Emerging Markets Income Fund

Most emerging countries strive to maintain a positive investment climate because, for them, foreign direct investment is such an important engine of economic growth. We know that officials worldwide are anxious to avoid a global slowdown and to address issues raised by the speed of capital flows in and out of countries.

If events continue to move in a positive direction, we believe more investors will return to the emerging markets, further boosting liquidity, in search of the high yields that are now available. The basis of investing in emerging markets debt -- the long-term trend of improving creditworthiness in major emerging markets -- is still in place, although near-term risk levels have increased. Barring a significant global recession, this trend should continue at a gradual pace over the next few years. Over the coming months, we will continue to search for opportunities to provide high current income and long-term capital appreciation to our shareholders.

                      Scudder Emerging Markets Income Fund:
                          A Team Approach to Investing

  Scudder Emerging Markets Income Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager Susan E. Dahl assumed responsibility for the Fund's investment strategies and day-to-day management in 1996. Susan, who has over seven years of investment experience in emerging markets, joined the Fund's team in 1994 and has worked at the Adviser since 1987. M. Isabel Saltzman, Portfolio Manager, assists with the development and execution of investment strategy. Isabel, who joined the Adviser in 1990, has been involved in foreign finance and investing since 1979 and contributes special expertise in Latin America.

                    9 - Scudder Emerging Markets Income Fund

                      Glossary of Investment Terms

BOND An interest-bearing security issued by a government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

CAPITAL FLOWS              The movement of capital from one country to
                           another in search of investment opportunities and to accommodate trade.

COUPON The interest rate on a bond the issuer (in the case of sovereign emerging market bonds a country) promises to pay to the holder of the bond until maturity, expressed as a semiannual percentage of face value. As an example, a bond with a 10% coupon will pay $100 of $1,000 of the face amount each year.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace-- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

30-DAY SEC YIELD           The standard yield reference for bond funds since
                           the SEC required all bond funds to quote yields based on a prescribed formula. This yield calculation reflects the 30-day average of the net annualized income earnings capability of every holding in a given fund's portfolio, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the
                           performance of a fund. Total return -- annualized or compounded -- is based on a combination of capital return plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

YIELD SPREAD               The difference in yield between various types of
                           bonds. An emerging market bond's yield is generally measured against the yield of a Treasury bond of similar maturity as a market yardstick. If yield spreads are "narrow," for example, it often means that emerging market bond yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                   10 - Scudder Emerging Markets Income Fund

                   Investment Portfolio as of October 31, 1998

                                                                                                Principal            Market
                                                                                             Amount ($) (b)         Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.0%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/30/1998 at 5.4%,
  to be repurchased at $4,050,822 on 11/2/1998, collateralized by a $3,960,000                                     -----------
  U.S. Treasury Note, 3.625%, 7/15/2002 (Cost $4,049,000) ............................         4,049,000             4,049,000
                                                                                                                   -----------
U.S. Government Agency Debt Obligations 3.9%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Association, 11/3/1998 (Cost $7,997,822) ..................         8,000,000             7,997,822
                                                                                                                   -----------
Short-Term Debt 2.3%
------------------------------------------------------------------------------------------------------------------------------
Mexico
Certificados de la Tesoreria, 12/31/1998 ............................................. MXP    25,553,470             2,399,673
Certificados de la Tesoreria, 1/7/1999 ............................................... MXP    25,881,760             2,414,720
------------------------------------------------------------------------------------------------------------------------------
Total Short Term Investments (Cost $4,832,354)                                                                       4,814,393
------------------------------------------------------------------------------------------------------------------------------

Bonds 91.8%
------------------------------------------------------------------------------------------------------------------------------
Argentina 8.5%
Argentine Republic, 9.25%, 2/23/2001 .................................................         2,000,000             1,950,000
Argentine Republic, 11%, 10/9/2006 ...................................................         1,700,000             1,683,000
Argentine Republic, Collateralized Discount Bond, Floating Rate Bond,
  Series L, 6.625%, 3/31/2023 ........................................................         2,000,000             1,375,000
Argentine Republic, Collateralized Par Bond, Series L, Step-up Coupon, 5.75%,
  3/31/2023 ..........................................................................         4,250,000             2,975,000
Argentine Republic, Floating Rate Bond, Series L, LIBOR plus .8125% (6.1875%),
  3/31/2005 ..........................................................................        11,294,100             9,374,103
                                                                                                                   -----------
                                                                                                                    17,357,103
                                                                                                                   -----------
Brazil 23.1%
Federative Republic of Brazil, Eligible Interest, Floating Rate Bond, LIBOR
  plus .8125% (6.125%), 4/15/2006 ....................................................        25,699,200            16,640,232
Federative Republic of Brazil, 9.375%, 4/7/2008 ......................................         7,000,000             4,764,375
Federative Republic of Brazil, "New" Money Bond, Floating Rate Bond, LIBOR
  plus .875% (6.1875%), 4/15/2009 ....................................................        15,985,000             8,911,638
Federative Republic of Brazil, Debt Conversion Bond, Series L, LIBOR
  plus .875% (6.1875%), 4/15/2012 ....................................................        15,500,000             8,176,250
Federative Republic of Brazil, Collateralized Discount Bond, Floating Rate Bond,
  LIBOR plus .8125% (6.125%), 4/15/2024 ..............................................        15,080,000             8,972,600
                                                                                                                   -----------
                                                                                                                    47,465,095
                                                                                                                   -----------
Bulgaria 11.3%
Republic of Bulgaria, Interest Arrears Bond, LIBOR plus .8125% (6.6875%),
  7/28/2011 ..........................................................................        15,900,000            10,494,000
Republic of Bulgaria, Collateralized Floating Rate Interest Reduction Bond, "A",
  Step-up Coupon, 2.5%, 7/28/2012 ....................................................         6,125,000             3,368,750

    The accompanying notes are an integral part of the financial statements.


                    11 - Scudder Emerging Markets Income Fund

                                                                                                Principal            Market
                                                                                             Amount ($) (b)         Value ($)
------------------------------------------------------------------------------------------------------------------------------
Republic of Bulgaria, Collateralized Discount Bond, Tranche A, LIBOR plus .8125%
  (6.6875%), 7/28/2024 ...............................................................        13,210,000             9,247,000
                                                                                                                   -----------
                                                                                                                    23,109,750
                                                                                                                   -----------
Ecuador 3.5%
Republic of Ecuador, Past Due Interest Bond, 3.25% with 3.375% capitalization,
  6.625%, 2/27/2015 ..................................................................         2,953,605             1,277,434
Republic of Ecuador, Collateralized Discount Bond, Floating Rate Bond, LIBOR
  plus .8125% (6.625%), 2/28/2025 ....................................................         6,350,000             3,254,375
Republic of Ecuador, Collaterized Global Par Bond, Step-up Coupon, 3.5%, 2/28/2025 ...         6,000,000             2,730,000
                                                                                                                   -----------
                                                                                                                     7,261,809
                                                                                                                   -----------
Ivory Coast 1.0%
Republic of the Ivory Coast, Floating Rate Interest Reduction Bond, Step-up
  Coupon, 2%, 3/29/2018 ..............................................................         8,500,000             1,955,000
                                                                                                                   -----------
Jamaica 1.8%
Government of Jamaica, 10.875%, 6/10/2005 ............................................         4,900,000             3,675,000
                                                                                                                   -----------
Korea 4.5%
Republic of Korea, 8.875%, 4/15/2008 .................................................        10,045,000             9,241,400
                                                                                                                   -----------
Mexico 21.0%
Petroleos Mexicanos S.A., 9.5%, 9/15/2027 ............................................         9,250,000             7,538,750
United Mexican States Global Bond, 11.375%, 9/15/2016 ................................        14,500,000            14,355,000
United Mexican States, Floating Rate Discount Note (Detachable Oil Priced
  Indexed Value Recovery Rights), Series C, LIBOR plus .8125% (6.617%),
  12/31/2019 .........................................................................         2,500,000             1,959,375
United Mexican States, Floating Rate Discount Note (Detachable Oil Priced
  Indexed Value Recovery Rights), Series B, LIBOR plus .8125% (6.477%),
  12/31/2019 .........................................................................         1,000,000               783,750
United Mexican States, Collateralized Floating Rate Discount Bond (Detachable
  Oil Priced Indexed Value Recovery Rights), Series A, LIBOR plus .8125%
  (6.116%), 12/31/2019 ...............................................................         4,250,000             3,330,938
United Mexican States, Collateralized Floating Rate Discount Bond (Detachable
  Oil Priced Indexed Value Recovery Rights), Series D, LIBOR plus .8125%
  (6.602%), 12/31/2019 ...............................................................         3,750,000             2,939,063
United Mexican States, Collateralized Par Bond (Detachable Oil Priced Indexed
  Value Recovery Rights), Series A, 6.25%, 12/31/2019 ................................        16,100,000            12,115,250
                                                                                                                   -----------
                                                                                                                    43,022,126
                                                                                                                   -----------
Morocco 7.2%
Kingdom of Morocco, Restructuring and Consolidation Agreement, Tranche A,
  Floating Rate Bond, LIBOR plus .8125% (6.5625%), 1/1/2009 ..........................        18,100,000            13,575,000
SNAP Limited, Morocco Repackaged Euro Note, Kingdom of Morocco, Morocco Loan
  Tranche A, 11.5%, 1/29/2009 ........................................................ DEM     2,520,834             1,294,962
                                                                                                                   -----------
                                                                                                                    14,869,962
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                    12 - Scudder Emerging Markets Income Fund

                                                                                                Principal            Market
                                                                                             Amount ($) (b)         Value ($)
------------------------------------------------------------------------------------------------------------------------------
Panama 1.9%
Republic of Panama, Interest Reduction Bond, Step-up Coupon, 4%, 7/17/2014 ...........         5,250,000             3,819,375
                                                                                                                   -----------
Peru 3.8%
Republic of Peru, Floating Rate Interest Reduction Bond, 3.25%, 3/7/2017 .............         8,600,000             4,343,000
Republic of Peru, Past Due Interest Bond, 4%, 3/7/2017 ...............................         6,200,000             3,503,000
                                                                                                                   -----------
                                                                                                                     7,846,000
                                                                                                                   -----------
Russia 3.0%
Russian Federation Principal Loan, Floating Rate Bond, LIBOR plus .8125%
  (6.625%), 12/15/2020 ...............................................................        83,280,000             6,141,900
Russian IAN, Floating Rate Bond, LIBOR plus .8125% (6.625%), 12/15/2015 ..............         1,157,494               115,749
                                                                                                                   -----------
                                                                                                                     6,257,649
                                                                                                                   -----------
Venezuela 1.2%
Republic of Venezuela, Debt Conversion Bond, Floating Rate Bond, Series DL,
  LIBOR plus .875% (6.625%), 12/18/2007 ..............................................         4,071,420             2,483,566
------------------------------------------------------------------------------------------------------------------------------
Total Bonds (Cost $236,819,972)                                                                                    188,363,835
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $253,699,148) (a)                                                       205,225,050
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $268,804,137. At October 31, 1998, net unrealized depreciation for all securities based on tax cost was $63,579,087. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,956,477 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $66,535,564.

  (b) Principal amount is stated in U.S. dollars unless otherwise noted.

      Currency Abbreviations

      DEM      Deutsche Mark

      MXP      Mexican Peso

    The accompanying notes are an integral part of the financial statements.


                    13 - Scudder Emerging Markets Income Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of October 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $253,699,148) .................    $  205,225,050
                 Cash ..................................................................           384,818
                 Receivable for investments sold .......................................         6,799,291
                 Interest receivable ...................................................         5,135,767
                 Receivable for Fund shares sold .......................................         3,753,701
                 Deferred organization expenses ........................................             2,645
                                                                                           ----------------
                 Total assets ..........................................................       221,301,272
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .....................................         6,620,392
                 Payable for Fund shares redeemed ......................................           574,691
                 Accrued management fee ................................................           169,469
                 Other payables and accrued expenses ...................................           197,487
                                                                                           ----------------
                 Total liabilities .....................................................         7,562,039
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  213,739,233
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation (depreciation) on:
                    Investments ........................................................       (48,474,098)
                    Foreign currency related transactions ..............................            (1,503)
                 Accumulated net realized gain (loss) ..................................       (75,988,419)
                 Paid-in capital .......................................................       338,203,253
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  213,739,233
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($213,739,233 / 30,361,903 shares of capital stock                      ----------------
                   outstanding, $.01 par value, 100,000,000 shares authorized) .........             $7.04
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                    14 - Scudder Emerging Markets Income Fund

                             Statement of Operations

                           year ended October 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Interest ..............................................................    $   35,189,346
                                                                                           ----------------
                 Expenses:
                 Management fee ........................................................         3,051,240
                 Services to shareholders ..............................................           963,635
                 Directors' fees and expenses ..........................................            60,665
                 Custodian and accounting fees .........................................           369,781
                 Auditing ..............................................................            81,326
                 Reports to shareholders ...............................................            93,908
                 Legal .................................................................            24,520
                 Registration fees .....................................................            48,889
                 Amortization of organization expense ..................................            15,312
                 Other .................................................................            51,777
                                                                                           ----------------
                                                                                                 4,761,053
                -------------------------------------------------------------------------------------------
                 Net investment income                                                          30,428,293
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ...........................................................       (78,871,966)
                 Futures ...............................................................           850,331
                 Foreign currency related transactions .................................          (714,686)
                                                                                           ----------------
                                                                                               (78,736,321)
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ...........................................................       (30,599,364)
                 Foreign currency related transactions .................................           562,135
                                                                                           ----------------
                                                                                               (30,037,229)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                   (108,773,550)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  (78,345,257)
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    15 - Scudder Emerging Markets Income Fund

                       Statements of Changes in Net Assets

                                                                                          Years Ended October 31,
Increase (Decrease) in Net Assets                                                        1998                1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .........................................    $  30,428,293       $  28,598,154
                 Net realized gain (loss) from investment transactions .........      (78,736,321)         39,491,939
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ...................      (30,037,229)        (31,999,926)
                                                                                   ----------------    ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ..................................................      (78,345,257)         36,090,167
                                                                                   ----------------    ----------------
                 Distributions to shareholders from:
                 Net investment income .........................................      (29,195,726)        (29,393,701)
                                                                                   ----------------    ----------------
                 Net realized gains ............................................      (40,190,416)        (27,924,210)
                                                                                   ----------------    ----------------
                 Fund share transactions:
                 Proceeds from shares sold .....................................      208,978,681         316,479,213
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ...............................       60,819,849          49,926,221
                 Cost of shares redeemed .......................................     (231,955,980)       (326,157,592)
                                                                                   ----------------    ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ................................................       37,842,550          40,247,842
                                                                                   ----------------    ----------------
                 Increase (decrease) in net assets .............................     (109,888,849)         19,020,098
                 Net assets at beginning of period .............................      323,628,082         304,607,984
                 Net assets at end of period (including undistributed
                   net investment income of $1,595,671 on October 31,              ----------------    ----------------
                   1997) .......................................................    $ 213,739,233       $ 323,628,082
                                                                                   ----------------    ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .....................       26,485,043          23,465,219
                                                                                   ----------------    ----------------
                 Shares sold ...................................................       21,734,209          24,276,198
                 Shares issued to shareholders in reinvestment of
                   distributions ...............................................        5,912,049           3,969,587
                 Shares redeemed ...............................................      (23,769,398)        (25,225,961)
                                                                                   ----------------    ----------------
                 Net increase (decrease) in Fund shares ........................        3,876,860           3,019,824
                                                                                   ----------------    ----------------
                 Shares outstanding at end of period ...........................       30,361,903          26,485,043
                                                                                   ----------------    ----------------

    The accompanying notes are an integral part of the financial statements.


                    16 - Scudder Emerging Markets Income Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                     For the Period
                                                                                                                       December 31,
                                                                                                                          1993
                                                                                                                     (commencement
                                                                                  Years Ended October 31,          of operations) to
                                                                                                                       October 31,
                                                                        1998(a)     1997(a)    1996(a)     1995           1994
------------------------------------------------------------------------------------------------------------------------------------
                                                                    ----------------------------------------------------------------
Net asset value, beginning of period .............................    $ 12.22     $ 12.98     $ 10.26    $ 11.05       $ 12.00
                                                                    ----------------------------------------------------------------
Income from investment operations:
Net investment income ............................................       1.04        1.06        1.20       1.14          0.60
Net realized and unrealized gain (loss) on investments ...........      (3.71)        .46        2.71       (.82)        (1.04)
                                                                    ----------------------------------------------------------------
Total from investment operations .................................      (2.67)       1.52        3.91        .32          (.44)
                                                                    ----------------------------------------------------------------
Less distributions from:
  Net investment income ..........................................      (1.01)      (1.10)      (1.19)     (1.11)         (.51)
  Net realized gain on investment transactions ...................      (1.50)      (1.18)         --         --            --
                                                                    ----------------------------------------------------------------
Total distributions ..............................................      (2.51)      (2.28)      (1.19)     (1.11)         (.51)
                                                                    ----------------------------------------------------------------
                                                                    ----------------------------------------------------------------
Net asset value, end of period ...................................    $  7.04     $ 12.22     $ 12.98    $ 10.26       $ 11.05
                                                                    ----------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) .................................................     (27.60)      12.34       39.78(b)    3.46(b)      (3.54)(b)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...........................        214         324         305        169            95
Ratio of operating expenses, net, to average daily net
  assets (%) .....................................................       1.56        1.49        1.44       1.50          1.50*
Ratio of operating expense, before expense reductions, to
  average daily net assets (%) ...................................       1.56        1.49        1.45       1.68          2.23*
Ratio of net investment income to average daily net
  assets (%) .....................................................       9.97        8.03       10.05      12.83          9.17*
Portfolio turnover rate (%) ......................................      239.7       409.5       430.0      302.2         180.6*

(a) Based on monthly average shares outstanding during the period.
(b) Total returns are higher due to maintenance of Fund expenses.
*   Annualized
**  Not annualized


                    17 - Scudder Emerging Markets Income Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of the Global/International Fund, Inc. (the "Corporation") (formerly Scudder Global Fund, Inc.), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with original maturities greater than sixty days are valued by pricing agents approved by the Officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments having an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least the repurchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased call options on securities as a temporary substitute for purchasing selected investments.


                   18 - Scudder Emerging Markets Income Fund

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii)purchases and sales of investment securities, interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.


                   19 - Scudder Emerging Markets Income Fund

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time.

At the time the Fund makes the commitment to purchase a security on a when-issued basis or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and/or liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $60,900,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006, the expiration date.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.


                   20 - Scudder Emerging Markets Income Fund

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are amortized/accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $657,899,149 and $638,067,559, respectively.

The aggregate face value of futures contracts opened during the period ended October 31, 1998 was $38,526,334.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Corporation's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 1998, the fee pursuant to these agreements amounted to $3,051,240, of which $169,469 is unpaid at October 31, 1998.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the Corporation has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination. The Board of Directors of the Fund has obtained shareholder approval of the new investment management agreement.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1998, the amount charged to the Fund by STC aggregated $41,122, of which $3,828 is unpaid at October 31, 1998.


                   21 - Scudder Emerging Markets Income Fund

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SFAC aggregated $225,422, of which $26,626 is unpaid at October 31, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SSC aggregated $556,145, of which $40,242 is unpaid at October 31, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended October 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $134,794.

The Corporation pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1998, Directors' fees and expenses aggregated $60,665.

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

As a result of recent occurrences in Russia, the Fund wrote down interest receivable of approximately $1.2 million from the Russian Federation Principal Loan on December 2, 1998.

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                   22 - Scudder Emerging Markets Income Fund

                        Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Emerging Markets Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                               PricewaterhouseCoopers LLP
December 23, 1998


                   23 - Scudder Emerging Markets Income Fund

                                 Tax Information

The Fund paid distributions of $0.03 per share from net long-term capital gains during its year ended October 31, 1998, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-225-5163.




                             Officers and Directors

Daniel Pierce*
Chairman of the Board, Director
and Vice President

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant

William H. Luers
Director; President, The
Metropolitan Museum of Art

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan Spero
Director; President, Doris Duke
Charitable Foundation

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Susan E. Dahl*
Vice President

Gary P. Johnson*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

M. Isabel Saltzman*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                   24 - Scudder Emerging Markets Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                    25 - Scudder Emerging Markets Income Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                    26 - Scudder Emerging Markets Income Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                    27 - Scudder Emerging Markets Income Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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